EXHIBIT 10.1
NUMBER SEVENTEEN: Before the undersigned, MARIA VANESSA WELLS HERNANDEZ, Notary Public with office in the city of San José, Yoses Sur, from Veritas University, two hundred and twenty five meters east, fifty meters north and twenty five meters east, appear: (i) SALVADOR DADA SANTOS, of legal age, married once, engineer, with domicile at San Antonio de Belén, Heredia, bearer of identification number one-one thousand one hundred forty six-zero five hundred and thirty seven, as LEGAL REPRESENTATIVE WITHOUT LIMIT OF SUM, with sufficient powers of the company ESTABLISHMENT LABS SOCIEDAD ANONIMA, identification number three-hundred one-three hundred sixty six thousand three hundred and thirty seven, company with domicile at Alajuela, Zona Franca El Coyol, building B-Fifteen, offices of Establishment Labs, a company duly registered and in good standing to this date, which the undersigned Notary attests based on the information available in the Computerized System of the Registry of Companies of the Public Registry under the indicated legal identification number. Additionally, the undersigned Notary attests that the power held by Mr. Dada, is duly registered in the Registry of Companies of the Mercantile Section of the Public Registry under the identification number indicated, Book: two thousand sixteen, Page: three hundred seventy three thousand three hundred and forty two, Consecutive: one, Sequence: five; hereinafter and for the purposes of this deed called the BUYER; and (ii) ALVARO EDUARDO CARBALLO PINTO, of legal age, married once, businessman, neighbor of San José, bearer of identification number one - zero five hundred and thirty six - zero six hundred fifty five, who appears as President, and JORGE EDUARDO MONGE AGÜERO, of legal age, married once, businessman, neighbor of San José, bearer of identification number one - zero four hundred thirteen - one thousand three hundred and forty four, who appears as Treasurer, with sufficient powers without limit of sum to act jointly in the name of the company ZONA FRANCA EL COYOL SOCIEDAD ANONIMA, identification number three-hundred one-four hundred twenty thousand five hundred and twelve, with domicile at Zona Franca in front of Riteve, administrative offices, Alajuela, El Coyol, duly registered and in good standing to this date, which the undersigned Notary attests based on the information available at the Commercial Section of the Public Registry, under the aforementioned identification number; from now on and for the purposes of this deed called the SELLER, and SAY: FIRST: Misters Carballo Pinto and Monge Agüero of qualities described above, legal representatives of ZONA FRANCA EL COYOL SOCIEDAD ANONIMA, which is the owner of the property registered in the Property Registry, Province Alajuela, number ONE HUNDRED SEVENTY-FOUR THOUSAND TWO HUNDRED THIRTY-TWO F-ZERO ZERO ZERO, of nature Twenty-fifth-F Filial Property in a preliminary project located in the first level for offices, fully constructed industrial and commercial units, located in District Thirteenth: Garita, First Canton: Alajuela, Province of Alajuela, with a measure of two thousand five hundred and eighty square meters and the following boundaries: North: Twenty-Five- E with wall in the middle, South: green area and parking for loading and unloading, East: green area, West: green area and lobby access, registered plan number two-two million fifty-seven thousand sixty-four-two thousand and eighteen; that the SELLER and the PURCHASER, on August seventh, two thousand and fifteen, signed the contract called

"Lease Agreement", in which the Parties agreed on a purchase option on behalf of the PURCHASER, which was duly exercised; the SELLER hereby sells the property described herein to company ESTABLISHMENT LABS SOCIEDAD ANONIMA. SECOND: Mr. Dada Santos states, the following: (a) That the sale has been accepted on behalf of the company he represents for the sum of THREE MILLION TWO HUNDRED FORTY-FIVE THOUSAND DOLLARS, legal currency of the United States of America, sum agreed by the Parties as a result of the negotiations of the purchase option mentioned in the first point, and received by Carballo Pinto and Monge Agüero in this act on behalf of the company they represent, to their satisfaction, which have been canceled by electronic transfer to account number nine two one Zero five eight two six nine of Bank BAC San Jose, client account one zero two zero zero zero zero nine two one Zero five eight two six nine one, IBAN CR five two zero one zero two zero zero zero zero nine two one zero five eight two six nine one, in the name of the SELLER. (b) That the stamps, taxes and fees in connection to the purchase of the property have been totally paid by the BUYER. (c) That both sums of money come from the regular operating funds of the manufacturing, marketing and export activities of medical devices of the PURCHASER, and that the property acquired will not be used for any illicit activity. (d) That the Company is in compliance with the provisions of article fifteen of Act number seven thousand seven hundred and eighty-six, Law of Narcotic Drugs, Psychotropic Substances, Drugs of Unauthorized Use, Related Activities, Legitimization of Capitals and Financing to Terrorism, scope that is known and accepted. THIRD: The sale of property described above is free of annotations, mortgage and judicial encumbrances, except for the rain water servitude registered under Book two thousand and sixteen, Page seven hundred and seventy-nine thousand seven hundred and forty-three, Consecutive zero one, Sequence zero zero four six, Subsequence zero zero one; with municipal taxes on real estate duly paid. The purchase includes any excess of measure that may exist between the measure recorded in the Public Registry and the one that actually has the property within the indicated boundaries. FOURTH: WITHOUT THE REGISTRY TAKING NOTE: Misters Carballo Pinto and Monge Agüero declare on behalf of the company they represent, to the BUYER, UNDER OATH, and apperceived by the undersigned Notary of the civil and criminal consequences of perjury and false testimony, as follows: (a) That the company they represent is the sole owner of said property, in all its extent according to the described topographic surveys, exercising its right in good faith and in a legal, public, continuous, peaceful and uninterrupted manner, without defects and ownership validly registered in the Public Registry. (b) That there are no lawsuits, litigation, claims or claims of any nature, current or contingent, related to said property or its possession that may result in a decrease of its value or the capacity to dispose of the property. (c) That said property is not subject to natural, public or private conservation regimes, or included within natural reserves, nor has it been the subject of disputes, nor claims with state institutions for environmental or health reasons. (d) That there are no expropriation processes, or claims for public roads, or problems of boundaries, possession, occupation, leases, labor or property liabilities in relation to the property or any other circumstance, act or business that threatens the full exercise of the rights of the BUYER. (e) That the SELLER undertakes to cancel to the satisfaction of the PURCHASER, any tax, rate or encumbrance that the SELLER owes with respect to the property in question and that arises subsequent to the transfer of the property, provided it has been generated before the date of subscription thereof. (f) The SELLER guarantees the PURCHASER the free exercise of each and every one of the acquired rights and grants a guarantee of eviction, reclaim and hidden defects, in accordance with the provisions of articles one thousand and thirty-four, following and related of the Civil Code. g) The SELLER expressly acknowledges that the statements and warranties granted to the PURCHASER in this deed, in particular those indicated in the preceding paragraphs, have been the basis for the PURCHASER to sign this deed, for which it understands that the falsehood or inaccuracy of these statements and warranties will be cause for compensation on behalf of the PURCHASER for the damages caused, as well as the obligation to refund any amount payed to date. THE REGISTRY CONTINUE TAKING NOTE. THE SUBSCRIBED NOTARY STATES: A) That it keeps records in its Protocol of all the documentation related to the origin of the resources and the form of payment of this transaction; B) That has identified the parties; and C) That the Minutes of the Extraordinary General Assembly of Partners of Establishment Labs Sociedad Anonima, held at its registered office, at sixteen hours of June fourteenth of the year two thousand nineteen with the presence of the totality of the social capital, Mister Dada Santos was authorized as the Legal Representative without Sum Limit to proceed with the purchase of the described property, according to protocolization of the minute in the Protocol of the Notary Public Mario Andres Rodriguez Obando, deed number one hundred sixty six, visible on page one hundred sixty eight of Protocol number Two. This is all. I issue a first registrable testimony. Read what was written to the appearing parties, they approved it and we all sign in the city of Alajuela, at ten hours on June twenty five, two thousand and nineteen.

/s/ Alvaro Eduardo Carballo Pinto

/s/ Jorge Eduardo Monge Aguero

/s/ Salvador Dada Santos

/s/ Vanessa Wells